Exhibit 23



                         CONSENT OF INDPENDENT AUDITORS

We consent to the incorporation by reference of our report dated November 29, 2001, which is incorporated in this Form 10-KSB Annual Report.



/s/ Hurley & Company


Hurley & Company
Granada Hills, California
December 27, 2001